MANNING & NAPIER FUND, INC.

Supplement dated September 22, 2009 to the Prospectus dated May 1, 2009 as amended

August 6, 2009 and supplemented August 28, 2009 for the following Series:

Small Cap Series	High Yield Bond Series
Commodity Series	Global Fixed Income Series
Technology Series	Financial Services Series
International Series	Core Bond Series
Life Sciences Series	Core Plus Bond Series
World Opportunities Series	Real Estate Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The information with respect to R. Keith Harwood in the “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following to reflect that Mr. Harwood is a member of the High Yield Bond Series Research Team:

Name and Title	R. Keith Harwood, Fixed Income Analyst
Business Experience During Last Five Years	Joined the Advisor in 1997. Current position held since 1998. Member of Core Bond Series and Core Plus Bond Series Research Teams since 2004. Member of High Yield Bond Series Research Team since 2009. Mr. Harwood’s role is to assist Mr. Bauer in the management of these Series.

In addition, the following sentence is hereby added to the end of the paragraph “Risks Related to ETFs” in the section entitled “More Information About Principal Risks”:

Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares’ net asset value.

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MANNING & NAPIER FUND, INC.

Supplement dated September 22, 2009 to the Statement of Additional Information

(“SAI”) dated May 1, 2009 as supplemented July 27, 2009

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

This supplement applies to the SAI of each of the following series of Manning & Napier Fund, Inc. (the “Fund”): Small Cap Series (Class A, B, Z, D, and E Shares), Commodity Series, Technology Series, High Yield Bond Series, International Series, Life Sciences Series, Global Fixed Income Series, World Opportunities Series (Class A, B, Z, D, and E Shares), New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Financial Services Series, Core Bond Series, and Core Plus Bond Series.

Effective September 14, 2009, the Advisor, as sole shareholder of the High Yield Bond Series (the “Series”), approved revisions to two fundamental investment restrictions of the Series. Accordingly, the fundamental restrictions of the Series in the “Investment Restrictions” section of the SAI are hereby deleted and replaced by the following:

The following fundamental restrictions apply to the High Yield Bond Series. The High Yield Bond Series may not:

1.	Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) obligations of state or municipal governments and their political subdivisions.

2.	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

3.	Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

4.	Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

5.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The foregoing percentages (except the limitation on borrowing) will apply at the time of the purchase of a security.

In addition, the information regarding James Nawrocki in the “Portfolio Managers” section is hereby deleted and replaced by the following:

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Dollar Range of Equity Securities Beneficially Owned by the Portfolio manager in all Manning & Napier Fund Series
James Nawrocki, Senior Analyst	Member of Tax Exempt Series, Core Bond Series, Core Plus Bond Series, and Global Fixed Income Series Research Teams	None	Between $50,001 and $100,000

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